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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 13, 2004


                        FINANCIAL ASSET SECURITIES CORP.

                  (AS DEPOSITOR UNDER THE POOLING AND SERVICING
                AGREEMENT, DATED AS OF MAY 1, 2004, PROVIDING FOR
                    THE ISSUANCE OF ASSET BACKED PASS-THROUGH
                          CERTIFICATES, SERIES 2004-B)


                        Financial Asset Securities Corp.
                        --------------------------------
             (Exact name of registrant as specified in its charter)
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
           Delaware                         333-111379                          06-1442101
           --------                         ----------                          ----------
(State or Other Jurisdiction                (Commission                        (I.R.S. Employer
of Incorporation)                           File Number)                        Identification Number)

         600 Steamboat Road
         Greenwich, Connecticut                                 06830
         ----------------------                                 -----
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (203) 625-2700


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


                                       -2-

Item 2. Acquisition or Disposition of Assets
        ------------------------------------

Description of the Certificates and the Mortgage Pool

                  On May 13, 2004 a single series of certificates, entitled Fremont Home Loan Trust 2004-B, Asset-Backed Certificates, Series 2004-B (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of May 1, 2004 (the "Agreement"), attached hereto as Exhibit 4.1, among Financial Asset Securities Corp. as depositor (the "Depositor"), Fremont Investment & Loan as servicer (the "Servicer"), Wells Fargo Bank, N. A. as master servicer (the "Master Servicer") and trust administrator ("the "Trust Administrator") and HSBC Bank USA as trustee (the "Trustee"). The Certificates consist of sixteen classes of certificates (collectively, the "Certificates"), designated as the "Class IA-1 Certificates", "Class IIA-1 Certificates", "Class IIA-2 Certificates", "Class IIA-3 Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates", "Class M-5 Certificates", "Class M-6 Certificates", "Class M-7 Certificates", "Class M-8 Certificates", "Class M-9 Certificates", "Class C Certificates", "Class P Certificates", and "Class R Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable rate and fixed rate, first and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $790,125,540 as of May 1, 2004 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated May 11, 2004, between Fremont Investment & Loan (the "Seller") and the Depositor (the "Purchase Agreement"). The Class IA-1 Certificates, the Class IIA-1 Certificates, the Class IIA-2 Certificates, the Class IIA-3 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates, the Class M-7 Certificates, the Class M-8 Certificates, the Class M-9 Certificates, the Class C Certificates, the Class P Certificates and the Class R Certificates were sold by the Depositor to Greenwich Capital Markets, Inc.(the "Underwriter"), pursuant to an Underwriting Agreement, dated May 11, 2004 (the "Underwriting Agreement")among the Depositor and the Underwriter.

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:


                              Initial Certificate Principal
  Class                         Balance or Notional Amount                Pass-Through Rate
  -----                         --------------------------                -----------------
Class IA-1                         $423,670,000.00                             Variable
Class IIA-1                        $ 61,000,000.00                             Variable
Class IIA-2                        $138,750,000.00                             Variable
Class IIA-3                        $ 20,532,000.00                             Variable
Class M-1                          $ 27,654,000.00                             Variable
Class M-2                          $ 25,679,000.00                             Variable
Class M-3                          $ 14,617,000.00                             Variable
Class M-4                          $ 13,432,000.00                             Variable
Class M-5                          $ 10,667,000.00                             Variable
Class M-6                          $  9,877,000.00                             Variable
Class M-7                          $ 10,667,000.00                             Variable
Class M-8                          $  7,901,000.00                             Variable
Class M-9                          $  9,877,000.00                             Variable
Class C                            $  5,802,440.02                             Variable
Class P                            $        100.00                                N/A
Class R                                 100%                                      N/A


           The Certificates, other than the Class C Certificates, the Class P Certificates, and the Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated April 23, 2004 and the Prospectus Supplement, dated May 11, 2004, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class C Certificates, the Class P Certificates and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 7.    Financial Statements and Exhibits
           ---------------------------------

           (a) Not applicable

           (b) Not applicable

           (c) Exhibits

         Exhibit No.                                             Description
         -----------                                             -----------
              4.1                           Pooling and Servicing Agreement, dated as of May 1, 2004,
                                            by and among Financial Asset Securities Corp. as Depositor,
                                            Fremont Investment & Loan as Servicer, Wells Fargo Bank,
                                            N.A. as Master Servicer and Trust Administrator and HSBC
                                            Bank, USA as trustee, relating to the Series 2004-B
                                            Certificates.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 18, 2004

                                            FINANCIAL ASSET SECURITIES CORP.


                                            By: /s/ Rosa Hyun
                                                ----------------------------
                                            Name:   Rosa Hyun
                                            Title:  Vice President



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
                                                 Index to Exhibits
                                                 -----------------




                                                                                                 Sequentially
     Exhibit No.                                 Description                                    Numbered Page
     -----------                                 -----------                                    -------------
         4.1           Pooling and Servicing Agreement, dated as of May 1,                            7
                       2004, by and among Financial Asset Securities Corp.
                       as Depositor, Fremont Investment & Loan as
                       Servicer, Wells Fargo Bank, N.A. as Master Servicer
                       and Trust Administrator and HSBC Bank, USA as
                       Trustee, relating to the Series 2004-B Certificates.

                                   Exhibit 4.1